SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 3, 2002

(Date of earliest event reported)

WESTAFF, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-24990	94-1266151
(Commission	(I.R.S. employer
file number)	identification no.)

301 Lennon Lane, Walnut Creek, CA 94598

(Address of principal executive offices, including Zip Code)

(925) 930-5300

(Registrant’s telephone number, including area code)

Item 9.  Regulation FD Disclosure.

                On September 3, 2002, each of the President and Chief Executive Officer, Dwight S. Pedersen, and the Senior Vice President and Chief Financial Officer, Dirk A. Sodestrom, of Westaff, Inc., a Delaware corporation,  (the “Company”) executed a certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 3, 2002.  Conformed copies of the certifications appear below.

Certification

In connection with the periodic report of Westaff, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ended July 13, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Dwight S. Pedersen, President and Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

                                                                  (1)  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

                                                                  (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: September 3, 2002	By:	/s/ Dwight S. Pedersen
Dwight S. Pedersen
President and Chief Executive Officer

Certification

In connection with the periodic report of Westaff, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ended July 13, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Dirk A. Sodestrom, Senior Vice President and Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

                                                                  (1)  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

                                                                  (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: September 3, 2002	By:	/s/ Dirk A. Sodestrom
Dirk A. Sodestrom
Senior Vice President and Chief Financial Officer

                Also on September 3, 2002, each of Mr. Pedersen and Mr. Sodestrom executed a certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Company’s Quarterly Report on Form 10-Q/A for the quarterly period ended April 20, 2002, filed with the Securities and Exchange Commission on September 3, 2002. Conformed copies of the certifications appear below.

Certification

In connection with the periodic report of Westaff, Inc., a Delaware corporation (the “Company”), on Form 10-Q/A for the period ended April 20, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Dwight S. Pedersen, President and Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

                                                                  (1)  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

                                                                  (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: September 3, 2002	By:	/s/ Dwight S. Pedersen
Dwight S. Pedersen
President and Chief Executive Officer

Certification

In connection with the periodic report of Westaff, Inc., a Delaware corporation (the “Company”), on Form 10-Q/A for the period ended April 20, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Dirk A. Sodestrom, Senior Vice President and Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

                                                                  (1)  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

                                                                  (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: September 3, 2002	By:	/s/ Dirk A. Sodestrom
Dirk A. Sodestrom
Senior Vice President and Chief Financial Officer

                The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.

By:	/s/ Dirk A. Sodestrom
Dirk A. Sodestrom Senior Vice President and Chief Financial Officer

Date:  September 3, 2002